                               AMENDMENT NO. 2 TO
                    SIXTH AMENDED AND RESTATED LOAN AGREEMENT

     AGREEMENT, made as of the 1st day of December, 2003 (this "SECOND AMENDMENT"), by and among:

     G-III LEATHER FASHIONS, INC., a New York corporation (the "BORROWER");

     The Lenders that have executed the signature pages hereto (individually, a "LENDER" and, collectively, the "LENDERS"); and

     FLEET NATIONAL BANK, a national banking association, as Agent for the Lenders (in such capacity, together with its successors in such capacity, the "AGENT").

                              W I T N E S S E T H :

     WHEREAS:

     (A) The Borrower, the Lenders and the Agent are parties to a certain Sixth Amended and Restated Loan Agreement dated as of April 29, 2002 (as amended through the date hereof, the "ORIGINAL LOAN AGREEMENT"; the Original Loan Agreement, as amended hereby and as it may from time to time be further amended, restated, supplemented or otherwise modified, the "LOAN AGREEMENT");

     (B) The Borrower has requested that the Lenders and the Agent amend certain provisions of the Original Loan Agreement, and the Lenders and the Agent are willing do so, all on the terms and conditions hereinafter set forth; and

     (C) All capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Original Loan Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     ARTICLE 1. AMENDMENTS TO ORIGINAL LOAN AGREEMENT.

     SECTION 1.1 CAPITAL EXPENDITURES. Section 7.13 of the Original Loan Agreement (Capital Expenditures) is amended by adding the following proviso to the end of the first sentence thereof:

          ; provided, however, the Borrower may during the period from December 1, 2003 through May 31, 2005 make or become obligated to make additional Capital Expenditures in an aggregate amount not to exceed $5,000,000 solely in connection with the improvement of a new warehouse facility in New Jersey.

     SECTION 1.2 RENTAL OBLIGATIONS. Section 7.18 of the Original Loan Agreement (Rental Obligations) is hereby amended by adding the following proviso at the end thereof:

          ; provided, further, that the Borrower may enter into a Lease for a new warehouse facility in New Jersey for a term of eleven years the aggregate average annual rental payment in respect of which shall not exceed $2,500,000.

     SECTION 1.3 GENERAL.

         (a) All references in the Original Loan Agreement or any other Loan Document to the "Loan(s)" and the "Loan Documents" shall be deemed to refer respectively, to the Loan(s) as amended hereby and the Loan Documents as defined in the Original Loan Agreement together with, and as amended by, this Second Amendment and all agreements, documents and instruments delivered pursuant thereto or in connection therewith.

         (b) All references in the Original Loan Agreement and the other Loan Documents to the "Loan Agreement", and also in the case of the Original Loan Agreement to "this Agreement", shall be deemed to refer to the Original Loan Agreement, as amended hereby.

     SECTION 1.4 FURTHER AMENDMENT TO LOAN DOCUMENTS. The Original Loan Agreement and the other Loan Documents shall each be deemed amended and supplemented hereby to the extent necessary, if any, to give effect to the provisions of this Second Amendment.

     ARTICLE 2. REPRESENTATIONS AND WARRANTIES.

     Each of the Borrower and the other Loan Parties hereby represents and warrants to the Lenders and the Agent that:

     SECTION 2.1 ARTICLE 3 OF ORIGINAL LOAN AGREEMENT; NO DEFAULTS.

         (a) Each and every one of the representations and warranties set forth in Article 3 of the Original Loan Agreement is true in all respects as of the date hereof, except for changes which, either singly or in the aggregate, are not materially adverse to the business or financial condition of the Parent and its Subsidiaries, taken as a whole.

         (b) As of the date hereof, after giving effect to this Second Amendment, there exists no Event of Default under the Loan Agreement, and no event which, with the giving of notice or lapse of time or both, would constitute such an Event of Default.

     SECTION 2.2 POWER, AUTHORITY, CONSENTS.

         The Borrower and each other Loan Party has the power to execute, deliver and perform this Second Amendment. The Borrower has the power to borrow under the Original Loan Agreement as amended hereby and has taken all necessary corporate action to authorize the borrowing thereunder. Other than due authorization by the Board of Directors of the Borrower and each other Loan Party, each of which has been duly obtained, no consent or approval of any Person (including, without limitation, any stockholder of any corporate Loan Party or any partner in any partnership Loan Party), no consent or approval of any landlord or mortgagee, no waiver of any Lien or right of distraint or other similar right and no consent, license, approval, authorization or declaration of any governmental authority, bureau or agency, is or will be required in connection with the execution, delivery or performance by the Borrower or any other Loan Party, or the validity or enforcement of this Second Amendment.

     SECTION 2.3 NO VIOLATION OF LAW OR AGREEMENTS.

         The execution and delivery by the Borrower and each other Loan Party of this Second Amendment and the performance by each of them hereunder, will not violate any provision of law or conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree or other similar document or instrument of any court or governmental authority, bureau or agency, domestic or foreign, or the certificate of incorporation or by-laws of the Borrower or any other corporate Loan Party or the partnership agreement or any other organizational document of any Loan Party that is not a corporation, or create (with or without the giving of notice or lapse of time, or both) a default under or breach of any agreement, bond, note or indenture to which the Borrower or any Loan Party is a party, or by which any of them is bound or any of their respective properties or assets is affected (which default or breach would have a material adverse effect on the business, financial conditions or operations of the Borrower, the Parent and the Subsidiaries taken as a whole), or result in the imposition of any Lien of any nature whatsoever upon any of the properties or assets owned by or used in connection with the business of any of them except for the Liens created and granted pursuant to the Security Documents, as confirmed hereby.

     SECTION 2.4 DUE EXECUTION, VALIDITY, ENFORCEABILITY.

         This Second Amendment has been duly executed and delivered by each Loan Party which is a party hereto and each constitutes the valid and legally binding obligation of the Borrower or such other Loan Party that is a party thereto, enforceable in accordance with its terms; provided, however, that enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally and the remedy of specific performance and other equitable remedies are subject to judicial discretion.

     ARTICLE 3. ACKNOWLEDGMENTS, CONFIRMATIONS, CONSENTS.

         (a) The Borrower hereby acknowledges and confirms that (i) the Liens and security interests granted pursuant to the Security Documents to which it is a party secure, without limitation, the due payment and performance of all of the Indebtedness, liabilities and obligations of the Borrower to the Lenders and the Agent under the Original Loan Agreement, as amended hereby, whether or not so stated in each of the Security Documents, and (ii) the term "Obligations" as used in the Security Documents (or any other term used therein to describe or refer to the Indebtedness, liabilities and obligations of the Borrower to the Lenders and the Agent) includes, without limitation, the Indebtedness, liabilities and obligations of the Borrower to the Lenders and the Agent under the Original Loan Agreement, as amended hereby.

         (b) Each Guarantor hereby consents in all respects to the execution by the Borrower of this Second Amendment and acknowledges and confirms that (i) the Guarantee Agreement guarantees, without limitation, the full payment and performance of the Indebtedness, liabilities and obligations of the Borrower under the Original Loan Agreement, as amended hereby, and (ii) the term "Obligations" as used in the Guarantee Agreement (or any other term used therein to describe or refer to the Indebtedness, liabilities and obligations of the Borrower or the Guarantor(s) to the Lenders and the Agent) includes, without limitation, all of the

Indebtedness, liabilities and obligations of the Borrower to the Lenders and the Agent under the Original Loan Agreement, as amended hereby.

         (c) Each Corporate Guarantor hereby acknowledges and confirms that (i) the Liens and security interests granted pursuant to the Security Documents to which it is a party, secure, without limitation, all of the Indebtedness, liabilities and obligations of such Corporate Guarantor to the Lenders and the Agent under the Guarantee Agreement, as confirmed hereby, and (ii) the term "Obligations" as used in the Security Documents (or any other term used therein to describe or refer to the Indebtedness, liabilities and obligations of such Corporate Guarantor to the Lenders and the Agent) includes, without limitation, the Indebtedness, liabilities and obligations of such Corporate Guarantor under the Guarantee Agreement, as confirmed hereby.

     ARTICLE 4. CONDITIONS TO EFFECTIVENESS OF THIS SECOND AMENDMENT.

         This Second Amendment shall become effective on the date of the fulfillment (to the satisfaction of the Agent) of the following conditions precedent:

              (a) This Second Amendment shall have been executed and delivered to the Agent by a duly authorized representative of the Borrower, the Agent and the Majority Lenders.

              (b) The Agent shall have received a Compliance Certificate from the Borrower dated the date hereof and the matters certified therein, including, without limitation, that after giving effect to the terms and conditions of this Second Amendment, no Default or Event of Default shall exist, shall be true.

              (c) The Borrower shall have paid to the Agent for the ratable benefit of the Lenders executing this Second Amendment on or before 5:00 p.m. (New York City time) on December 1, 2003, an amendment fee in the amount of $50,000.

              (d) All legal matters incident hereto shall be satisfactory to the Agent and its counsel.

     ARTICLE 5. MISCELLANEOUS.

     SECTION 5.1 ARTICLE 10 OF THE ORIGINAL LOAN AGREEMENT. The miscellaneous provisions under Article 10 of the Original Loan Agreement, together with the definition of all terms used therein, and all other sections of the Original Loan Agreement to which Article 10 refers are hereby incorporated by reference as if the provisions thereof were set forth in full herein, except that (i) the term "Loan Agreement", shall be deemed to refer to the Original Loan Agreement, as amended hereby; (ii) the term "this Agreement" shall be deemed to refer to this Second Amendment; and (iii) the terms "hereunder" and "hereto" shall be deemed to refer to this Second Amendment.

     SECTION 5.2 CONTINUED EFFECTIVENESS. Except as amended hereby, the Original Loan Agreement and the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

     SECTION 5.3 COUNTERPARTS. This Second Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed on the date first above written.


                                      G-III LEATHER FASHIONS, INC.


                                      BY: /s/ Wayne Miller
                                          ----------------
                                          NAME:  WAYNE MILLER
                                          TITLE: CHIEF FINANCIAL OFFICER







                    [SIGNATURES CONTINUED ON FOLLOWING PAGES]

Agreed:

G-III HONG KONG LTD.


By: /s/ Wayne Miller
    ----------------
    PRESIDENT


G-III APPAREL GROUP, LTD.


By: /s/ Wayne Miller
    ----------------
    SENIOR VICE PRESIDENT


SIENA LEATHER LTD.


By: /s/ Wayne Miller
    ----------------
    VICE PRESIDENT


GLOBAL INTERNATIONAL TRADING
COMPANY


By: /s/ Wayne Miller
    ----------------
    VICE PRESIDENT

INDAWA HOLDING CORP.


By: /s/ Wayne Miller
    ----------------
    VICE PRESIDENT


GLOBAL APPAREL SOURCING, LTD.


By: /s/ Wayne Miller
    ----------------
    VICE PRESIDENT

G-III RETAIL OUTLETS INC.


By: /s/ Wayne Miller
    ----------------
    VICE PRESIDENT

P.T. BALIHIDES


By: /s/ Keith Sutton-Jones
    ----------------------
    PRESIDENT AND DIRECTOR OF  P.T. BALIHIDES


WEE BEEZ INTERNATIONAL LIMITED


By: /s/ Wayne Miller
    ----------------
    DIRECTOR

KOSTROMA LTD.


By: /s/ Wayne Miller
    ----------------
    DIRECTOR

G-III LICENSE COMPANY, LLC
BY G-III APPAREL GROUP, LTD.. AS MANAGER


By: /s/ Wayne Miller
    ----------------
    SENIOR VICE PRESIDENT

G-III BRANDS, LTD.


By: /s/ Philip H. Litwinoff
    -----------------------
    CHIEF FINANCIAL OFFICER

                                     FLEET NATIONAL BANK,
                                     AS AGENT, COLLATERAL MONITORING AGENT,
                                     ISSUING BANK AND AS A LENDER



                                     BY: /s/ Joseph J. Nastri
                                         --------------------
                                         NAME:  JOSEPH J. NASTRI
                                         TITLE: SENIOR VICE PRESIDENT

                                                     JPMORGAN CHASE BANK



                                                     BY: /s/ Peter C. DeLuca
                                                         --------------------
                                                         NAME: PETER C. DELUCA
                                                         TITLE: VICE PRESIDENT

                                             THE CIT GROUP/COMMERCIAL
                                             SERVICES, INC.



                                             BY: /s/ Lisa Murakami
                                                 -----------------
                                                 NAME: LISA MURAKAMI
                                                 TITLE: VICE PRESIDENT

                                        ISRAEL DISCOUNT BANK OF NEW YORK


                                         BY: /s/ Matilde Reyes
                                             -----------------
                                             NAME: MATILDE REYES
                                             TITLE: VICE PRESIDENT



                                         BY: /s/ Howard Weinberg
                                             -------------------
                                             NAME: HOWARD WEINBERG
                                             TITLE: SENIOR VICE PRESIDENT I

                                            HSBC BANK USA



                                            BY: /s/ Michael P. Behuniak, Jr.
                                                ----------------------------
                                            NAME:  MICHAEL P. BEHUNIAK, JR.
                                            TITLE: VICE PRESIDENT

                                          BANK LEUMI USA




                                          BY: /s/ John Koenigsberg
                                              --------------------
                                              NAME:  JOHN KOENIGSBERG
                                              TITLE: FIRST VICE PRESIDENT



                                          BY: /s/ Phyllis Rosenfeld
                                              ---------------------
                                              NAME:  PHYLLIS ROSENFELD
                                              TITLE: VICE PRESIDENT